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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549





                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934




         Date of report (date of earliest event reported): June 4, 2003




                             FLEMING COMPANIES, INC.
             (Exact name of Registrant as specified in its charter)


            OKLAHOMA                              1-8140                              48-0222760
    (State of incorporation              (Commission file number)       (I.R.S. employer identification number)
        or organization)

          1945 LAKEPOINTE DRIVE
            LEWISVILLE, TEXAS                                                          75057
(Address of principal executive offices)                                             (Zip code)



       Registrant's telephone number, including area code: (972) 906-8000


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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.


         (c)      EXHIBITS

         EXHIBIT
         NUMBER           DESCRIPTION
         -------          -----------
         99.1       --    The Company's Form 12b-25 filed with the SEC on
                          June 4, 2003, and incorporated herein by reference.


ITEM 9.  REGULATION FD DISCLOSURE.

         The following information is being furnished under Item 9 and, in accordance with Securities and Exchange Commission ("SEC") Release No. 33-8126, under Item 12, "Results of Operations and Financial Condition", by being presented under Item 9.

         On June 4, 2003, Fleming Companies, Inc. (the "Company") filed a Form 12b-25 Notification of Late Filing with the SEC (incorporated by reference herein as Exhibit 99.1) (the "Company's Form 12b-25") in order to announce the delayed filing of its Quarterly Report on Form 10-Q for the first quarter ended April 19, 2003 (the "First Quarter 10-Q"). In addition, the Company announced in such filing that upon completion of the continuing independent investigation being conducted by the Company's Audit and Compliance Committee into certain Company accounting and disclosure practices, the Company will restate its 2000 annual financial statements previously filed with the SEC in order to adjust consolidated pre-tax financial results for such period by an aggregate amount of not more than $2 million, reflecting an increase in 2000 pre-tax loss from continuing operations of not more than $6 million and a decrease in 2000 pre-tax loss from discontinued operations of not more than $4 million. Those restatements will principally correct the timing of when certain vendor transactions were recognized and will reflect other adjustments and corrections identified as a result of the Audit and Compliance Committee's on-going independent investigation.

         The Company expects to finalize the details of the 2000 restatements, as well as its previously disclosed 2001 and 2002 restatements and/or revisions, in connection with the filing of its Annual Report on Form 10-K for the fiscal year ended December 28, 2002 (the "2002 Form 10-K"). Although the findings from the independent investigation by the Company's Audit and Compliance Committee have not been finalized, the Company believes that the ranges of adjustments and corrections discussed herein and in the Company's Form 12b-25 in connection with the proposed 2000, 2001 and 2002 restatements and/or revisions will be adequate to address all identified issues. As previously announced, the Company has not determined the date by which it will file its 2002 Form 10-K. In addition, the Company has not determined the date by which it will file its First Quarter 10-Q.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        FLEMING COMPANIES, INC.


Date:  June 4, 2003                     By: /s/ REBECCA A. ROOF
                                           ------------------------------------
                                           Rebecca A. Roof
                                           Interim Chief Financial Officer


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                                INDEX TO EXHIBITS


EXHIBIT
NUMBER             DESCRIPTION
-------            -----------
99.1      --       The Company's Form 12b-25 filed with the SEC on
                   June 4, 2003, and incorporated herein by reference.



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